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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Millipore Corporation (the "Corporation"), do hereby constitute and appoint Francis J. Lunger, Kathleen Allen and Jeffrey Rudin and each of them individually, their true and lawful attorneys and agents to execute on behalf of the Corporation the Form 10-K Annual Report of the Corporation for the fiscal year ended December 31, 2001, and all such amendments or additional instruments related thereto which such attorneys and agents may deem to be necessary and desirable to enable the Corporation to comply with the requirements of the Securities Exchange Act of 1934, as amended, and any regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder in connection with the preparation and filing of said documents, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such Directors and Officers on his behalf, as such Director or Officer, as indicated below to the said Form 10-K Annual Report or documents filed or to be filed as a part of or in connection with such Form 10-K Annual Report; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----



/s/ C. William Zadel               Chairman and Director      February 14, 2002
-----------------------------
C. William Zadel

/s/ Daniel Bellus                  Director                   February 14, 2002
-----------------------------
Daniel Bellus

/s/ Robert C. Bishop               Director                   February 14, 2002
-----------------------------
Robert C. Bishop

/s/ Maureen A. Hendricks           Director                   February 14, 2002
-----------------------------
Maureen A. Hendricks

/s/ Mark Hoffman                   Director                   February 14, 2002
-----------------------------
Mark Hoffman


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Page 2
Power of Attorney

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----



/s/ Richard J. Lane                Director                   February 14, 2002
-----------------------------
Richard J. Lane

/s/ Francis J. Lunger
-----------------------------      Director                   February 14, 2002
Francis J. Lunger


/s/ John F. Reno                   Director                   February 14, 2002
-----------------------------
John F. Reno

/s/ Edward M. Scolnick             Director                   February 14, 2002
-----------------------------
Edward M. Scolnick